                                 SERVICE AGREEMENT
                                      BETWEEN
                    BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN
                                        and
                               VALLEY HEALTH PLAN, INC.

This agreement is effective the 1st day of January, 1993 by and between Blue Cross and Blue Shield of Wisconsin, a Wisconsin Corporation, hereinafter referred to as BCBSUW, Valley Health Plan, Inc. hereinafter referred to as VHP. This agreement is a companion agreement to a like agreement between Midelfort Clinic - A Mayo Regional Practice, Meridian Resource Corporation, and Take Control, Inc.

                                      WITNESSETH

In consideration of the mutual covenants and agreements hereinafter set forth, the parties do hereby and for their successors and assigns agree as follows:

ARTICLE I: This service agreement shall be effective January 1, 1993, replaces and supersedes all other service agreements, supplements, amendments and modifications entered into between the parties.

ARTICLE II: In consideration of the payment of charges specified by the agreement and its amendment BCBSUW will provide the service specified in Article III in connection with VHP's operation and vice versa.

ARTICLE III:
A. BCBSUW will provide the services show in Exhibit 1 and incorporated herein by reference to VHP for an estimated fee, the fee, being established by amendments to this agreement annually. VHP reserves the right to determine which services they wish to purchase from BCBS. The list of services to be provided will be agreed upon annually. Actual amount to be charged will be based on various allocations methodologies as specified on Exhibit 1.

B. VHP will provide the services and incorporated herein by reference to Blue Cross for an estimated fee, the fee being established by amendment to this agreement annually. Actual amount to be charged will be based on various allocation methodologies

C. BCBSUW will reimburse VHP on an actual cost basis, as billed for costs incurred on BCBSUW on an actual cost basis, as billed for costs incurred on VHP's behalf.

D. VHP will reimburse BCBSUW on an actual cost basis, as billed for costs incurred on VHP's behalf.

ARTICLE IV: The services stated in Article III-A and III-B shall be reported to VHP via a quarterly report. The net amount due BCBSUW and/or VHP will approximated each month based on the prior months actual expense. This amount shall be adjusted to actual at least annually.

ARTICLE V: BCBSUW and VHP mutually agree that this service agreement is not an exclusive one.

ARTICLE VI: This agreement shall be effect for one (1) year commencing January 1, 1993 and ending December 31, 1993, unless terminated in accordance with the provisions of Article VII. This agreement shall be automatically renewed for a period on one (1) year on each succeeding January 1, subject to negotiation of the rates and allocations shown on the exhibits.

ARTICLE VII: This agreement or any portion of it may be terminated by either party upon notice to the other party at least ninety (90) days prior to the termination date.

ARTICLE VII, FORCE MAJEURE:   Neither of the parties to this Agreement shall be
considered in default in performance of its obligations hereunder if performance of such obligations is prevented or delayed by Act of God, or other circumstances beyond the control of the non-performing party. Time of performance of either party shall be extended by the time period reasonably necessary to overcome the efforts of such force majeure occurrences.

ARTICLE IX, INTERPRETATION:
This Agreement shall be construed in accordance with the laws of the State of Wisconsin

ARTICLE X, INTEGRATION:   This Agreement, including only modifications or
amendments agreed to in writing and incorporated herein by reference expressed the entire understanding and agreement of the parties with reference to the subject matter hereof, and is a complete and exclusive statement of the terms of this agreement, and no representations or agreements modifying of supplementing the terms of this Agreement shall be valid unless in writing, and signed by persons authorized to sign agreements on behalf of both parties.


Executed at Milwaukee, Wisconsin, this 21st day of April, 1993

                              BLUE CROSS BLUE SHIELD
                              UNITED OF WISCONSIN


                         by:
                            --------------------------------
                              Authorized Signature

Executed at Milwaukee, Wisconsin, this 21st day of April, 1993

                              VALLEY HEALTH PLAN, INC.


                         by:
                            -------------------------------
                              Authorized Signature